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                                                                    EXHIBIT (23)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62241) pertaining to the Badger Meter Employee Savings and Stock Ownership Plan (the Plan) of our report dated May 9, 2003, with respect to the financial statements and schedules of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.


                                                           /s/ Ernst & Young LLP


Milwaukee, Wisconsin
June 19, 2003



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